SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2002

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

The following Exhibit is filed as part of this report:

Exhibit No.	Description

99	Report on Loss Reserving Practices, dated June 2002

Item 9.	Regulation FD Disclosure

On July 1, 2002, The Progressive Corporation (the “Company”) released a Report on Loss Reserving Practices (the “Report”), which provides a discussion of the Company’s loss reserving practices. Pursuant to Regulation FD, a copy of the Report, which is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2002

THE PROGRESSIVE CORPORATION

By: /s/ Jeffrey W. Basch Name: Jeffrey W. Basch Title: Vice President

EXHIBIT INDEX

Exhibit No.	Form 8-K
Under Reg.	Exhibit
S-K Item 601	No.	Description of Exhibit

99	99	Report on Loss Reserving Practices, dated June 2002